UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 28, 2007

THE COCA-COLA COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Coca-Cola Company and Mary Minnick entered into (i) a Separation Agreement and (ii) a Full and Complete Release and Agreement on Competition, Trade Secrets and Confidentiality in connection with Ms. Minnick’s previously announced departure.

A copy of the Separation Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the Full and Complete Release and Agreement on Competition, Trade Secrets and Confidentiality is attached hereto as Exhibit 99.2 and incorporated herein by reference.

In connection with her departure, Ms. Minnick forfeited long-term equity compensation valued at $6,599,705 as of February 28, 2007 and non-qualified retirement benefits valued at $2,341,411 as of February 28, 2007.

Item 9.01(d). Financial Statements and Exhibits

Exhibit No.	Exhibit
99.1	Separation Agreement between The Coca-Cola Company and Mary Minnick
99.2	Full and Complete Release and Agreement on Competition, Trade Secrets and Confidentiality

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)
Date: March 6, 2007	By: /s/ David M. Taggart David M. Taggart Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Separation Agreement between The Coca-Cola Company and Mary Minnick
99.2	Full and Complete Release and Agreement on Competition, Trade Secrets and Confidentiality